Exhibit 10.2

Loan No.: 00022221

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of May 24, 2023, by HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 38 Washington Square, Newport, Rhode Island 02840 (“Guarantor”) in favor of BARCLAYS CAPITAL REAL ESTATE INC., a Delaware corporation, having an address at 745 Seventh Avenue, New York, New York 10019 (“Barclays”), SOCIÉTÉ GÉNÉRALE FINANCIAL CORPORATION, having an address at 245 Park Avenue, New York, New York 10167 (“SocGen”) and KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 11501 Outlook Street, Suite 300, Overland Park, Kansas 66211 (“KeyBank”; and together with Barclays and SocGen, and their respective successors and/or assigns, individually and/or collectively, as the context may require, “Lender”).

Recitals

The following recitals are a material part of this Guaranty:

A.           Lender is making a loan in the principal sum of $240,000,000.00 (the “Loan”) pursuant to that certain Loan Agreement of even date herewith (the "Loan Agreement") by and among Lender and the entities identified therein as "Borrower" (hereinafter referred to individually as a “Borrower” and collectively as “Borrower” or “Borrowers” as the context may require, provided, however, that the context shall always be one which affords Lender the broadest possible rights and remedies under the Loan Documents and which permits Lender, in its discretion, to enforce the obligations and liabilities hereunder against one or more of the entities comprising Borrower), on or about the date of this Guaranty. Guarantor has a significant financial interest in Lender’s making of the Loan to Borrower, and will realize significant financial benefit from the Loan. The Loan is evidenced by one or more promissory notes (individually and collectively, as the context may require, the “Note”) of even date herewith and is secured in part by one or more deeds of trust, mortgages and/or open-end mortgages (individually and collectively, as the context may require, the “Security Instrument”) encumbering Borrower’s interest in the Property (as defined in the Loan Agreement) and is further evidenced and secured by the Loan Documents (as defined in the Loan Agreement). The Loan Documents are hereby incorporated by this reference as if fully set forth in this Guaranty. Any capitalized terms used in this Guaranty and not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

B.            Lender has required that Guarantor guaranty to Lender the payment of Borrower’s liabilities pursuant to Section 9.3 of the Loan Agreement (the “Recourse Liabilities”).

C.            Lender is unwilling to make the Loan to Borrower absent this Guaranty.

Agreement

In consideration of Lender’s agreement to make the Loan to Borrower and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Guarantor hereby states and agrees as follows:

1.            Request to Make Loan. Guarantor hereby requests that Lender make the Loan to Borrower pursuant to the terms of the Loan Documents.

2.1            Guarantor hereby absolutely and unconditionally guarantees full payment of the following (collectively, the “Liabilities”): (i) the Recourse Liabilities (whether arising under the original Loan or any extension, modification, future advance, increase, amendment or modification thereof); (ii) interest due on amounts owing under any such Recourse Liabilities at the Default Rate to the extent not paid on or before the expiration of any applicable notice and cure periods with such interest accruing from and after such date until the date paid; (iii) all reasonable out-of-pocket expenses, including reasonable out-of-pocket attorneys’ fees, actually incurred by Lender in connection with the enforcement of any of Lender’s rights under this Guaranty; and (iv) to the extent the same relate to amounts or obligations owing under Recourse Liabilities, all reimbursement and indemnification obligations of Borrower set forth in Section 10.13 of the Loan Agreement. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, Guarantor shall have no liability for Liabilities or any other matters hereunder (a) if any acts or omissions creating liability hereunder were caused by the fraud, bad faith, willful misconduct or gross negligence of Lender or Servicer, or (b) for any events or matters to the extent that same arise or accrue from and after the date that Lender or its nominee or designee acquires title to the Property by foreclosure (whether judicial or non-judicial), delivery by Borrower of a deed-in-lieu (or, if applicable, assignment-in-lieu) of foreclosure or otherwise in connection with any exercise of Lender’s remedies pursuant to the Loan Documents, or (c) for any events or matters to the extent that same arise or accrue after the date of a Mezzanine Control Event (as defined below), or (d) for any events or matters to the extent that same arise or accrue from and after the replacement of Guarantor with a Qualified Replacement Guarantor in accordance with the terms and conditions of the Loan Agreement, or (e) for any events or matters to the extent that same arise or accrue from and after the occurrence of a transfer and assumption of the Loan pursuant to Section 5.2.10(e) of the Loan Agreement. For the purposes hereof, a “Mezzanine Control Event” shall mean the occurrence of any of the following events: (i) the equity interests pledged by a Mezzanine Borrower to Mezzanine Lender are transferred in a public or private foreclosure or disposition (including without limitation under Section 9-610 of the Uniform Commercial Code); (ii) the equity interests pledged to Mezzanine Lender are accepted by Mezzanine Lender in full satisfaction of the Mezzanine Loan (including, without limitation, pursuant to Section 9-621 of the Uniform Commercial Code); or (iii) Guarantor ceases to be in control of Borrower as a result of the exercise by Mezzanine Lender of any remedies in the Mezzanine Loan Documents; provided in each instance of clause (i) or (ii) above, the applicable Guarantor does not any longer own any beneficial interest (directly or indirectly) in Borrower.

2.2            Upon the request of Lender, Guarantor shall immediately pay or perform the Liabilities when they or any of them become due or are to be paid or performed under the term of any of the Loan Documents. Any amounts received by Lender from any sources and applied by Lender towards the payment of the Liabilities shall be applied in accordance with the Loan Documents or, during the continuation of an Event of Default, such order of application as Lender may from time to time elect. All Liabilities shall conclusively be presumed to have been created, extended, contracted, or incurred by Lender in reliance upon this Guaranty and all dealings between Borrower and Lender shall likewise be presumed to be in reliance upon this Guaranty.

3.            Additional Advances, Renewals, Extensions and Releases. Guarantor hereby agrees and consents that, without notice to or further consent by Guarantor, Lender may make additional advances with respect to the Loan or the Property, and the obligations of Borrower in connection with the Loan may be renewed, extended, modified, accelerated or released by Lender as Lender may deem advisable, and any collateral the Lender may hold or in which the Lender may have an interest may be exchanged, sold, released or surrendered by it, as it may deem advisable, without impairing or affecting the obligations of Guarantor hereunder in any way whatsoever.

4.            Waivers.

4.1            Guarantor hereby waives each of the following: (a) any and all notice of the acceptance of this Guaranty or of the creation, renewal or accrual of any Liabilities or the Debt, present or future (including any additional advances made by Lender under the Loan Documents); (b) the reliance of Lender upon this Guaranty; (c) notice of the existence or creation of any Loan Document or of any of the Liabilities or the Debt; (d) protest, presentment, demand for payment, notice of default or nonpayment, notice of dishonor to or upon Guarantor, Borrower or any other party liable for any of the Liabilities or the Debt; (e) any and all other notices or formalities to which Guarantor may otherwise be entitled, including notice of Lender’s granting the Borrower any indulgences or extensions of time on the payment of any Liabilities or the Debt; and (f) promptness in making any claim or demand hereunder; provided, however, notwithstanding anything to the contrary contained in this Guaranty, no amounts shall be due hereunder from Guarantor to Lender prior to the date which is ten (10) Business Days after written demand from Lender to Guarantor.

4.2            No delay or failure on the part of Lender in the exercise of any right or remedy against either Borrower or Guarantor shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy herein shall preclude other or further exercise thereof or of any other right or remedy whether contained herein or in the Note or any of the other Loan Documents. No action of Lender permitted hereunder shall in any way impair or affect this Guaranty.

4.3            Guarantor acknowledges and agrees that Guarantor shall be and remain absolutely and unconditionally liable for the full amount of all Liabilities notwithstanding any of the following, and Guarantor waives any defense or counterclaims (other than compulsory counterclaims) to which Guarantor may be entitled, based upon any of the following, in any proceeding (without prejudice to assert the same in a separate cause of action at a later time):

(a)            Subject to Section 2.1 above, any or all of the Liabilities being or hereafter becoming invalid or otherwise unenforceable for any reason whatsoever or being or hereafter becoming released or discharged, in whole or in part, whether pursuant to a proceeding under any bankruptcy or insolvency laws or otherwise (except in regard to indefeasible payment in full of the Liabilities); or

(b)            Lender failing or delaying to properly perfect or continue the perfection of any security interest or lien on any property which secures any of the Liabilities, or to protect the property covered by such security interest or enforce its rights respecting such property or security interest; or

(c)            Lender failing to give notice of any disposition of any property serving as collateral for any Liabilities or failing to dispose of such collateral in a commercially reasonable manner; or

(d)            Any other circumstance that might otherwise constitute a defense other than payment in full of the Liabilities.

Nothing contained in this Guaranty shall be construed so as to preclude Guarantor from asserting, on a good faith basis, as a defense to a claim by Lender made under this Guaranty that (a) Guarantor or Borrower has previously actually indefeasibly paid to Lender the full amount (or a portion thereof) then being claimed by Lender as being due and owing under this Guaranty and/or (b) the amount of the Liabilities being claimed by Lender to be due and owing was not calculated by Lender in accordance with the terms of this Guaranty (or the underlying Loan Documents giving rise to same).

For the purposes of this Guaranty, “indefeasible payment” or “indefeasibly paid” (as the context requires) means with respect to the making of any payment on or in respect of the Debt, that such payment of such Debt has been paid in full in cash (or that such payment of such Debt has been otherwise satisfied in a manner acceptable to the holders of the Debt in their discretion), and such Debt is no longer subject to any recission, restoration, or return.

5.            Guaranty of Payment. Guarantor agrees that Guarantor’s liability hereunder is primary, absolute and unconditional without regard to the liability of any other party. This Guaranty shall be construed as an absolute, irrevocable and unconditional guaranty of payment and performance (and not a guaranty of collection), without regard to the validity, regularity or enforceability of any of the Liabilities. Notwithstanding anything to the contrary contained herein, this Guaranty shall automatically terminate upon the indefeasible payment in full of the Debt.

6.            Guaranty Effective Regardless of Collateral. This Guaranty is made and shall continue as to any and all Liabilities without regard to any liens or security interests in any collateral, the validity, effectiveness or enforceability of such liens or security interests, or the existence or validity of any other guaranties or rights of Lender against any other obligors (subject to Guarantor’s right to provide a Qualified Replacement Guarantor as set forth in the Loan Agreement). Any and all such collateral, security, guaranties and rights against other obligors, if any, may from time to time without notice to or consent of Guarantor, be granted, sold, released, surrendered, exchanged, settled, compromised, waived, subordinated or modified, with or without consideration, on such terms or conditions as may be acceptable to Lender, without in any manner affecting or impairing the liabilities of Guarantor. Without limiting the generality of the foregoing, it is acknowledged that Guarantor’s liability hereunder shall survive any foreclosure proceeding, any foreclosure sale, any delivery of a deed in lieu of foreclosure, and any release of record of the Security Instrument.

7.            Additional Credit. Credit or financial accommodation may be granted or continued from time to time by Lender to Borrower regardless of Borrower’s financial or other condition at the time of any such grant or continuation, without notice to or the consent of Guarantor and without affecting Guarantor’s obligations hereunder. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower.

8.            Rescission of Payments. If at any time payment of any of the Liabilities or any part thereof is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or under any other circumstances whatsoever, this Guaranty shall, upon such rescission, restoration or return, continue to be effective or shall (if previously terminated) be reinstated, as the case may be, as if such payment had not been made.

9.            Additional Waivers. So long as any portion of the Liabilities or Debt remains unpaid or any portion of the Liabilities or Debt (or any security therefor) that has been paid to Lender remains subject to invalidation, reversal or avoidance as a preference, fraudulent transfer or for any other reason whatsoever (whether under bankruptcy or non-bankruptcy law) to being set aside or required to be repaid to Borrower as a debtor in possession or to any trustee in bankruptcy, Guarantor irrevocably waives (a) any rights which it may acquire against Borrower by way of subrogation under this Guaranty or by virtue of any payment made hereunder (whether contractual, under the Bankruptcy Code or similar state or federal statute, under common law, or otherwise), (b) all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Borrower that may have arisen in connection with this Guaranty, (c) any right to participate in any way in the Loan Documents or in the right, title and interest in any collateral securing the payment of Borrower’s obligations to Lender, and (d) all rights, remedies and claims relating to any of the foregoing. If any amount is paid to Guarantor on account of subrogation rights or otherwise, such amount shall be held in trust for its benefit and shall forthwith be paid to Lender to be applied to the Debt, whether matured or unmatured, in such order as Lender shall determine.

10.            Independent Obligations. The obligations of Guarantor are independent of the obligations of Borrower, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Guarantor, whether or not an action is brought against Borrower or the security for Borrower’s obligations, and whether or not Borrower is joined in any such action or actions. Guarantor expressly waives any requirement that Lender institute suit against Borrower or any other persons, or exercise or exhaust its remedies or rights against Borrower or against any other person, other guarantor, or other collateral securing all or any part of the Liabilities, prior to enforcing any rights Lender has under this Guaranty or otherwise. Lender may pursue all or any such remedies at one or more different times without in any way impairing its rights or remedies hereunder. If there shall be more than one guarantor with respect to any of the Liabilities, then the obligations of each such guarantor shall be joint and several.

11.            Subordination of Indebtedness of Borrower to Guarantor. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the prior payment in full of the Liabilities. Guarantor agrees that following the occurrence and during the continuance of an Event of Default, until the Liabilities and Debt have been paid in full, Guarantor will not seek, accept or retain for Guarantor’s own account, any payment (whether for principal, interest, or otherwise) from Borrower for or on account of such subordinated debt. Following the occurrence and during the continuance of an Event of Default, any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Liabilities or Debt, as Lender determines in its discretion, without impairing or releasing the obligations of Guarantor hereunder. Guarantor hereby unconditionally and irrevocably agrees that (a) Guarantor will not at any time while the Liabilities remain unpaid, assert against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Lender, including the Liabilities, and any and all obligations which Guarantor may perform, satisfy or discharge, under or with respect to the Guaranty, and (b) Guarantor subordinates to the Debt all such rights and claims to indemnification, reimbursement, contribution or payment that Guarantor may have now or at any time against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws).

12.            Claims in Bankruptcy. Guarantor shall file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantor and will assign to Lender all right of Guarantor thereunder. Guarantor hereby irrevocably appoints Lender its attorney-in-fact, which appointment is coupled with an interest, to file any such claim that Guarantor may fail to file, in the name of Guarantor or, in Lender’s discretion, to assign the claim and to cause proof of claim to be filed in the name of Lender’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled.

13.            Guarantor’s Representations and Warranties. Guarantor represents and warrants to Lender (as of the date hereof) that:

13.1            There is no action or proceeding pending or, to the actual knowledge of Guarantor, threatened (in writing) against Guarantor before any court or administrative agency which would reasonably be expected to result in any material adverse change in the business or financial condition of Guarantor or in the property of Guarantor;

13.2            Guarantor has filed all Federal and state income tax returns which Guarantor has been required to file, and has paid all taxes as shown on said returns and on all assessments received by Guarantor to the extent that such taxes have become due;

13.3            Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will, to the knowledge of the Guarantor, conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound;

13.4            This Guaranty is a valid and legally binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms subject to the rights of creditors and general principles of equity;

13.5            Guarantor has either (i) examined the Loan Documents or (ii) has had an opportunity to examine the Loan Documents and has waived the right to examine them;

13.6            Guarantor has the full power, authority, and legal right to execute and deliver this Guaranty. If Guarantor is not an individual, (i) Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation, and (ii) the execution, delivery and performance of this Guaranty by Guarantor has been duly and validly authorized and the person(s) signing this Guaranty on Guarantor’s behalf has been validly authorized and directed to sign this Guaranty;

13.7            Guarantor is not an “employee benefit plan,” as defined in Section 3(3) of ERISA, subject to Title I of ERISA or Section 4975 of the Code (a “Plan”) and none of the assets of Guarantor constitute or will constitute “plan assets” of one or more Plans. If Guarantor is not a natural person, Guarantor further represents and warrants as of the date hereof that (i) Guarantor is not a “governmental plan” within the meaning of Section 3(32) of ERISA (“Plan Assets”) and (ii) transactions by or with Guarantor are not subject to State statutes regulating investment of, and fiduciary obligations with respect to, governmental plans similar to the provisions of Section 406 of ERISA or Section 4975 of the Code currently in effect, which prohibit or otherwise restrict the transactions contemplated by this Guaranty.

14.            Notice of Litigation. Guarantor shall promptly give Lender notice of all litigation or proceedings before any court or Governmental Authority affecting Guarantor or its property, except litigation or proceedings which, if adversely determined, would not reasonably be expected to have a material adverse effect on the financial condition or operations of Guarantor or its ability to perform any of its obligations hereunder.

15.            Access to Records. Guarantor shall give Lender and its representatives access to, and permit Lender and such representatives to examine, copy or make extracts from, books, records and documents in the possession of Guarantor relating to the performance of Guarantor’s obligations hereunder and under any of the Loan Documents, all at such times and as often as Lender may reasonably request. If Guarantor is not an individual, Guarantor shall continuously maintain its existence and shall not dissolve or permit its dissolution.

16.            Assignment by Lender. In connection with any sale, assignment or transfer of the Loan permitted under the Loan Agreement, Lender may sell, assign or transfer this Guaranty and all or any of its rights, privileges, interests and remedies hereunder to any other person or entity whatsoever without notice to or consent by Guarantor, and in such event the assignee shall be entitled to the benefits of this Guaranty and to exercise all rights, interests and remedies as fully as Lender.

17.            Termination. Subject to Section 24.3 below, this Guaranty shall terminate only when all of the Liabilities and the Debt have been paid in full, including all interest thereon, late charges and other charges and fees included within the Liabilities and the Debt. When the conditions described above have been fully met, Lender will, upon request, promptly furnish to Guarantor a written cancellation of this Guaranty.

18.            Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by email and with a second copy to be sent to the intended recipient by any other means permitted under this Section, addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	Barclays Capital Real Estate Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Adam Scotto
Email: adam.scotto@barclays.com

And:	Société Générale Financial Corporation
245 Park Avenue
New York, New York 10167
Attention: COO – CM Loan Origination
Email: list.us-glba-abp-cmbs-notices@sgcib.com

And:	KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention Loan Servicing

With a copy to:	Frost Brown Todd LLP
400 West Market Street, Suite 3200
Louisville, Kentucky 40202
Attention: Barry A. Hines, Esq.
Email: bhines@fbtlaw.com

If to a Guarantor:	Healthcare Trust Operating Partnership, L.P.
650 Fifth Avenue, 30th Floor
New York, New York 10019
Attention: Michael Anderson
Email: MAnderson@ar-global.com

with a copy to:	Arnold & Porter Kaye Scholer LLP
601 Massachusetts Ave., NW
Washington, D.C. 20001
Attention: Jon Boswell and Amy Rifkind
Email: Jon.Boswell@arnoldporter.com and
Amy.Rifkind@arnoldporter.com

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.

19.            Waiver of Jury Trial. TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, GUARANTOR AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND GUARANTOR ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

20.            Miscellaneous. This Guaranty shall be a continuing guaranty. This Guaranty shall bind the heirs, successors and assigns of Guarantor (except that Guarantor may not assign his, her, or its liabilities under this Guaranty without the prior written consent of Lender, which consent Lender may in its discretion withhold), and shall inure to the benefit of Lender, its successors, transferees and assigns. Each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Neither this Guaranty nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Guaranty; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Guaranty; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Guaranty. This Guaranty may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. As used in this Guaranty, the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower (if more than one) and shall include the successors (including any subsequent owner or owners of the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators of Borrower. Any capitalized terms used in this Guaranty and not otherwise defined herein shall have the meaning set forth in the Loan Agreement. Section 1.1 of the Loan Agreement is specifically incorporated herein as if fully restated herein.

21.            Applicable Law; Jurisdiction and Venue.

(a)            LENDER HAS OFFICES IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK (“GOVERNING STATE”), WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT TO THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR AND LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. BY ITS ACCEPTANCE OF THIS GUARANTY, LENDER SHALL BE DEEMED TO HAVE AGREED TO THIS SECTION 21(a).

(b)            ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS (“ACTION”) MAY AT LENDER’S OPTION BE INSTITUTED IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS OF ANY SUCH ACTION, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY ACTION. IN THE EVENT THAT GUARANTOR’S PRINCIPAL OFFICE IS NOT LOCATED IN THE STATE OF NEW YORK AT ANY TIME IN THE FUTURE, GUARANTOR (I) SHALL PROMPTLY DESIGNATE AND APPOINT AN AUTHORIZED AGENT, REASONABLY ACCEPTABLE TO LENDER, TO ACCEPT AND ACKNOWLEDGE ON GUARANTOR’S BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND IN SUCH CASE, GUARANTOR AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR IN ANY SUCH ACTION IN THE STATE OF NEW YORK, (II) SHALL GIVE PROMPT NOTICE TO LENDER OF (A) THE NAME AND ADDRESS OF SUCH AGENT, (B) ANY CHANGED ADDRESS THEREAFTER OF ITS AUTHORIZED AGENT HEREUNDER, (III) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (IV) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

22.            OFAC. Guarantor hereby represents, warrants and covenants that Guarantor is not (nor will be) a person with whom Lender is restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury of the United States of America (including, those Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Guarantor hereby covenants to provide Lender with any additional information that is reasonably necessary from time to time in order to evidence compliance with all applicable laws concerning money laundering and similar activities.

23.            Covenants.

23.1          Until all of the Liabilities and the Debt, including all interest thereon, late charges and other charges and fees included within the Liabilities and the Debt, have been paid in full, Guarantor (a) shall maintain (1) an aggregate Net Worth in excess of the Net Worth Threshold and (2) aggregate Liquid Assets having a market value of at least the Liquid Assets Threshold and (b) shall not sell, pledge, mortgage or otherwise transfer any assets, or any interest therein, which would cause Guarantor’s Net Worth to fall below the Net Worth Threshold or cause Guarantor’s Liquid Assets to fall below the Liquid Assets Threshold. Anything contained herein to the contrary notwithstanding, if Guarantor’s Net Worth falls below the Net Worth Threshold or its Liquid Assets fall below the Liquid Assets Threshold, Guarantor shall have thirty (30) days to provide evidence reasonably satisfactory to lender that such deficiency has been cured prior to such occurrence resulting in an Event of Default.

23.2          Guarantor shall ensure that the financial information with respect to Guarantor required to be provided to Lender pursuant to Section 5.1.11 of the Loan Agreement is so provided.

23.3            During the term of the Loan or of any obligation or right hereunder, Guarantor shall not be a Plan and none of the assets of Guarantor shall constitute Plan Assets.

(a)            Guarantor further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Loan, as requested by Lender in its sole discretion and represents and covenants that (A) Guarantor is not and does not maintain an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (B) Guarantor is not subject to State statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) one or more of the following circumstances is true:

(i)            Equity interests in Guarantor are publicly offered securities, within the meaning of 29 C.F.R. §2510.3-101(b)(2);

(ii)           Less than twenty-five percent (25%) of each outstanding class of equity interests in Guarantor are held by “benefit plan investors” within the meaning of 29 C.F.R. §2510.3-101(f)(2); or

(iii)         Guarantor qualifies as an “operating company” or a “real estate operating company” within the meaning of 29 C.F.R. §2510.3-101(c) or (e).

24.            Additional Provisions.

24.1          Notwithstanding anything to the contrary contained in this Guaranty, Guarantor shall not be liable for any punitive, exemplary, special or consequential damages or diminution in value under any provision of this Guaranty that would otherwise impose liability on Guarantor for such damages.

24.2          Notwithstanding anything to the contrary contained in this Guaranty, (i) no shareholder, member or partner in Guarantor or any Person that, directly or indirectly through one or more other partnerships, limited liability companies, corporations or other entities is a shareholder, member or partner in Guarantor or owns an interest in Guarantor (each a “Constituent Member”) shall have any personal liability, directly or indirectly, under or in connection with this Guaranty, and Lender hereby waives any and all such personal liability, and (ii) no recourse shall be had for the payment of any amounts owed hereunder, or for any claim based on this Guaranty against any Constituent Member, any of their respective successors and assigns, or any of the assets of any Constituent Member, it being expressly understood that the sole remedy of Lender with respect to such amounts and claims shall be against Guarantor and the assets of Guarantor.

24.3          Notwithstanding anything to the contrary contained herein, Guarantor shall have the right to replace this Guaranty (or cause Borrower to do so) with a replacement guaranty from a Qualified Replacement Guarantor as and when provided in, and subject to, the applicable terms and conditions of the Loan Agreement, and upon such replacement, Guarantor shall be automatically released from its liabilities and obligations hereunder to the extent relating to matters arising after the date of such replacement. In connection with the foregoing, promptly upon request from Guarantor, Lender shall provide to Guarantor a signed written release of Guaranty in a commercially reasonable form, provided that the delivery (or non-delivery) of such written release shall have no effect on the automatic release provided for hereunder.

24.4          Waiver of Statutory Appraisal Rights. The following provision shall apply only if a court of competent jurisdiction shall disregard the choice of law provision contained herein and determine that South Carolina law shall govern the terms hereof: THE LAWS OF THE STATE OF SOUTH CAROLINA PROVIDE THAT IN ANY REAL ESTATE FORECLOSURE PROCEEDING, A DEFENDANT AGAINST WHOM A PERSONAL JUDGMENT IS TAKEN OR ASKED MAY, WITHIN THIRTY (30) DAYS AFTER THE SALE OF ANY PROPERTY SUBJECT TO A MORTGAGE LIEN IN FAVOR OF ITS LENDER (the “MORTGAGED PROPERTY”), APPLY TO THE COURT FOR AN ORDER OF APPRAISAL. THE STATUTORY APPRAISAL VALUE AS APPROVED BY THE COURT WOULD BE SUBSTITUTED FOR THE HIGH BID OBTAINED IN SUCH SALE AND MAY DECREASE THE AMOUNT OF ANY DEFICIENCY OWING IN CONNECTION WITH THE TRANSACTION. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES ANY STATUTORY APPRAISAL RIGHTS WHICH IT MIGHT HAVE, WHICH MEANS THAT THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE OF ANY MORTGAGED PROPERTY WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF SUCH MORTGAGED PROPERTY.

[NO FURTHER TEXT ON THIS PAGE]

The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

IN WITNESS WHEREOF, Guarantor has executed or caused this Guaranty to be executed as of the day and year first above written.

GUARANTOR:

HEALTHCARE TRUST OPERATING
PARTNERSHIP, L.P., a Delaware limited
partnership

By:	HEALTHCARE TRUST, INC., a Maryland corporation, its General Partner

By:	/s/ Michael R. Anderson
Name:	Michael R. Anderson
Title:	Authorized Signatory

Signature Page to Guaranty Agreement